Page 22 of 39 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

          The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of The Penn Traffic Company dated August 9, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d- 1(f) under the Securities Exchange Act of 1934.

Date:     August 9, 1999

                                        SOROS FUND MANAGEMENT LLC

                                        By:  /S/ SEAN C. WARREN
                                             ----------------------------------
                                             Sean C. Warren
                                             Managing Director


                                        GEORGE SOROS

                                        By:  /S/ SEAN C. WARREN
                                             ----------------------------------
                                             Sean C. Warren
                                             Attorney-in-Fact


                                        STANLEY F. DRUCKENMILLER

                                        By:  /S/ SEAN C. WARREN
                                             ----------------------------------
                                             Sean C. Warren
                                             Attorney-in-Fact

                                                             Page 23 of 39 Pages



                                        SATELLITE ASSET MANAGEMENT, L.P.

                                        By:  Satellite Fund Management LLC
                                             its General Partner

                                        By:  /S/ LIEF D. ROSENBLATT
                                             ----------------------------------
                                             Lief D. Rosenblatt
                                             Managing Member


                                        SATELLITE FUND MANAGEMENT LLC

                                        By:  /S/ LIEF D. ROSENBLATT
                                             ----------------------------------
                                             Lief D. Rosenblatt
                                             Managing Member


                                        MARK SONNINO

                                        /S/ MARK SONNINO
                                        ---------------------------------------


                                        LIEF D. ROSENBLATT

                                        /S/ LIEF D. ROSENBLATT
                                        ---------------------------------------


                                        GABRIEL NECHAMKIN


                                        /S/ GABRIEL NECHAMKIN
                                        ---------------------------------------